UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2008

TELOS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-8443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 724-3800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

As previously reported in various public filings, the Company has been a party to a litigation filed in the Circuit Court for Baltimore City, Maryland, Costa Brava Partnership III, L.P., et. al. v. Telos Corporation, et. al.

On April 15, 2008, the Circuit Court for Baltimore City, Maryland, granted the Company’s motion to dismiss all claims with prejudice in the lawsuit filed by Costa Brava Partnership III, L.P. and Wynnefield Partners Small Cap Value, L.P. A copy of the Court’s Memorandum and Opinion, and Order is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished as part of this report.

99.1	Memorandum and Opinion, and Order dated April 15, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

Date: April 17, 2008	By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer